Exhibit 23.1
                                                                   ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 17, 1999 included in this Form 10-K, into Herley Industries, Inc's. previously filed Registration Statement File Nos. 333-72427, 333-17369, 333-19739,333-46777, and 333-35485.



                                                     ARTHUR ANDERSEN LLP



Lancaster, PA
 October 26, 1999